UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 23 , 2013

GLEACHER & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14140

(Commission File Number)

22-2655804

(IRS Employer Identification No.)

1290 Avenue of the Americas

New York, New York

(Address of Principal Executive Offices)

10104

(Zip Code)

(212) 273-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a letter dated February 23, 2013, four current directors of Gleacher & Company, Inc. (the “Company”), Henry S. Bienen,  Robert A. Gerard, Bruce Rohde and Robert S. Yingling, informed the Company that they do not intend to stand for re-election at the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”), currently expected to be held in May.  The letter also stated that, should the situation change in the interim, they may be willing to reconsider their decision not to stand.  The directors’ decision not to stand for re-election was not the result of any disagreement with the Company relating to the Company’s operations,  policies or practices.  A copy of the letter is filed herewith as exhibit 99.1.

Item 7.01                                           Regulation FD Disclosure.

The Company announced the matter described in Item 5.02 above in a press release issued on February 25, 2013. The press release is filed herewith as Exhibit 99.2.

The information in Item 7.01 of this Form 8-K and the Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.                                        Other Events.

Also on February 23, 2013, the Company  received a submission by MatlinPatterson FA Acquisition LLC, a significant holder of the Company’s common stock,  of a slate of eight nominees, including current directors Marshall Cohen, Mark R. Patterson and Christopher R. Pechock, for election to the Company’s Board of Directors at the Annual Meeting, currently expected to be held in May.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits.

99.1 - Letter dated February 23, 2013.

99.2 - Press Release of Gleacher & Company, Inc. dated February 25, 2013.

Important Additional Information

Gleacher & Company, Inc., its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Gleacher stockholders in connection with the matters to be considered at Gleacher’s 2013 Annual Meeting. Gleacher intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Gleacher stockholders. Gleacher STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Gleacher’s directors and executive officers in Gleacher stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.gleacher.com) in the section “Investor Relations-SEC Filings.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Gleacher’s 2013 Annual Meeting. Information can also be found in Gleacher’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 20, 2012. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Gleacher with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Gleacher’s website at www.gleacher.com or by writing to Gleacher & Company, Inc. at 1290 Avenue of the Americas, New York, New York 10104.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEACHER & COMPANY, INC.

	By:	/s/ Thomas J. Hughes
	Name:	Thomas J. Hughes
	Title:	Chief Executive Officer

Dated: February 25, 2013

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